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Exhibit 32.2

Heritage Oaks Bancorp
Annual Report on Form 10-K
For the Year Ended December 31, 2014

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned, who is the Principal Financial Officer of Heritage Oaks Bancorp (the "Company"), hereby certifies, pursuant to 18 USC Section 1350, that (i) the Annual Report on Form 10K for the year ended December 31, 2014, as filed by the Company with the Securities and Exchange Commission (the "Annual Report"), to which this Certification is an Exhibit, fully complies with the applicable requirements of Section 13(a) or 15(d) of the Exchange Act; and (ii) the information contained in this Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 6, 2015	/s/ Lonny D. Robinson Lonny D. Robinson Executive Vice President and Chief Financial Officer (Principal Financial Officer)

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  Exhibit 32.2
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002